Digital Turbine Announces Fiscal 2022 Quarterly Results to be Restated to Reflect Recognition of Revenue on a Net Basis for Certain Product Lines of Recently Acquired Businesses
No Changes to All Reported GAAP Income from Operations, GAAP Net Income/Loss, Non-GAAP Gross Profit1, Non-GAAP Adjusted EBITDA2 and Non-GAAP Free Cash Flow3 Results
Re-Affirms Guidance for Non-GAAP Adjusted EBITDA2 and Non-GAAP Adjusted EPS4 for Fiscal Year Ended March 31, 2022
Austin, TX – May 17, 2022 – Digital Turbine, Inc. (Nasdaq: APPS) announced today that it will restate its financial statements for the interim periods ended June 30, 2021, September 30, 2021, and December 31, 2021, following a review of the presentation of revenue net of license fees and revenue share for the Company’s recently acquired businesses. The revenue for certain product lines of the recently acquired businesses, which are separate reportable segments, will now be reported net of license fees and revenue share, rather than on a gross basis, as had been previously reported. The changes have the offsetting effect of decreasing both revenue and license fees and revenue share in a like amount, while simultaneously increasing reported gross profit margin and Non-GAAP Adjusted EBITDA margin, in the interim financial statements for each relevant period. There is no change to the previously reported GAAP income from operations, GAAP net income/loss, Non-GAAP gross profit1, Non-GAAP Adjusted EBITDA2 and Non-GAAP free cash flow3 results. Restated interim consolidated financial statements for each of the affected quarters will be filed as amendments to the respective Company’s Form 10-Q filings with the Securities and Exchange Commission on or before May 31, 2022.
“We believe that this change will also help facilitate peer comparisons for analysts and investors,” said Barrett Garrison, CFO. “Furthermore, we believe that it will help us to more effectively highlight the relative gross margin and EBITDA margin profile of our profitable business model.”
Guidance for Fiscal Year Ended March 31, 2022
The Company is re-affirming its previously issued guidance for Non-GAAP Adjusted EBITDA2 between $195 million and $197 million, and Non-GAAP Adjusted EPS4 of between $1.66 and $1.68, for the full fiscal year ended March 31, 2022. Previously issued guidance for revenue for the full fiscal year is no longer applicable as per today’s reported accounting restatement. The Company expects to report full fiscal year 2022 financial results on May 31, 2022.
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, any adjustment to the contingent earn-out provisions, which will continue to be adjusted to fair value through the end of the earn-out periods, or other items that are difficult to predict with precision.
Form 8-K Filing
As the Company completes the restatement analysis, financial close and reporting process, and financial statement audit, the interim period financial statements will reflect any additional adjustments that are required. For additional details, as well as preliminary estimates for select data, please reference the Company’s Form 8-K filed on May 17, 2022.

About Digital Turbine, Inc.
Digital Turbine is the leading independent mobile growth platform and levels up the landscape for advertisers, publishers, carriers and OEMs. By integrating a full ad stack with proprietary technology built into devices by wireless operators and OEMs, Digital Turbine supercharges advertising and monetization. The company is headquartered in Austin, Texas, with global offices in New York, Los Angeles, San Francisco, London, Berlin, Singapore, Tel Aviv and other cities serving top agency, app developer and advertising markets. For additional information visit www.digitalturbine.com.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP gross profit, non-GAAP adjusted EBITDA and non-GAAP free cash flow.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP gross profit is defined as GAAP gross profit adjusted to exclude the effect of stock-based compensation, amortization of intangibles, adjustments in the fair value of earn-out liabilities associated with acquisitions, and transaction-related expenses and compensation costs. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA and non-GAAP adjusted net income and EPS are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statement of Cash Flows), excluding acquisition-related contingency payments, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.

4Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, adjustments in the fair value of earn-out liabilities associated with acquisitions, and transaction-related expenses and compensation costs. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
Forward-Looking Statements
This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
•a decline in general economic conditions nationally and internationally
•decreased market demand for our products and services
•market acceptance and brand awareness of our products
•risks associated with indebtedness
•the ability to comply with financial covenants in outstanding indebtedness
•the ability to protect our intellectual property rights
•risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)
•actual mobile device sales and sell-through where our platform is deployed is out of our control
•risks associated with our ability to manage the business amid the COVID-19 pandemic
•the impact of COVID-19 on our partners, digital advertising spend and consumer purchase behavior
•the impact of COVID-19 on our results of operations
•risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform
•risks associated with the activities of advertisers
•risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners
•risks associated with end user take rates of carrier and OEM software pushes which include our platform
•new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•risks associated with fluctuations in the number of our platform slots across US carrier partners
•required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement

•risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•customer adoption that either we or the market may expect
•the difficulty of extrapolating monthly demand to quarterly demand
•the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as adjusted EBITDA)
•ability as a smaller company to manage international operations
•varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•changes in economic conditions and market demand
•rapid and complex changes occurring in the mobile marketplace
•pricing and other activities by competitors
•technology management risk as the Company needs to adapt to a rapidly developing mobile device marketplace, complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources
•system security risks and cyberattacks
•risks and uncertainties associated with the integration of the acquisition of AdColony, including our ability to realize the anticipated benefits of the acquisition
•risks and uncertainties associated with the integration of the acquisition of Fyber, including our ability to realize the anticipated benefits of the acquisition and the satisfaction of related earn-out provisions
•risks associated with the failure or inability to pay the future consideration due in the Fyber acquisition
•challenges and risks associated with our rapid growth by acquisitions and resulting significant demands on our management and infrastructure
•challenges and risks associated with our global operations and related business, political, regulatory, operational, financial, and economic risks as a result of our global operations
•other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.
Digital Turbine, Inc.